Exhibit 99.3

Residential Contract of Sale between BB Development and Healther Tilton

1

Purchase Price; Downpayment in Escrow

2

Acceptable Funds Mortgage Commitment Contingency

3

Permitted Exceptions Seller’s Representations

4

Condition of Property Insurable Title closing Deed and title closing date and place conditions to closing

5

Apportionments, allowance for unpaid taxes, use of purchase price, title examination

6

Affidavit as to judgments, defaults and remedies, purchaser’s lien, notices, no assignment, broker, miscellaneous

7

signatures

8

rider

9

10

rider signatures

11

Purchaser’s rider

12

Purchaser’s Second Rider

13

RESIDENTIAL CONTRACT OF SALE

Jointly Prepared by the Real Property Section of the New York State Bar Association, the New York State Land Title Association, the Committee on Real Property Law of the Association of the Bar of the City of New York and the Committee on Real Property Law of the New York County Lawyers' Association. (11/00)

CONSULT YOUR LAWYER BEFORE SIGNING THIS CONTRACT.

NOTE: FIRE AND CASUALTY LOSSES AND CONDEMNATION. This contract form does not provide for what happens in the event of fire, or other casualty loss or condemnation before the title closing. Unless different provision is made in this contract, Section 5-1311 of the General Obligations Law will apply. One part of that law makes a Purchaser responsible for fire and casualty loss upon taking possession of the Premises before the title closing.

WARNING: PLAIN LANGUAGE. No representation is made that this form of contract for the sale and purchase of real estate complies with Section 5-702 of the General Obligations Law ("Plain Language").

CONTRACT OF SALE made as of between

BB Development XXVIII LLC
Address: c/o MB Financial Bank, 6111 N. River Road, Rosemont IL 60018

Social Security Number/Fed. I. D. No(s): hereinafter called "Seller" and

Heather Tilton
Address: 449 Lakeshore, Beaconsfield, QC H9W 4J4, Canada

Social Security Number/Fed. I. D. No(s): hereinafter called "Purchaser."

The parties hereby agree as follows:

1. **Premises.** Seller shall sell and convey and Purchaser shall purchase the property, together with all buildings and improvements thereon (collectively the "Premises"), more fully described on a separate page marked "Schedule A," annexed hereto and made a part hereof and also known as:

Street Address: Shandalee Road, Livingston Manor, NY
Tax Map Designation: Town of Callicoon SBL: 4-1-11.1 and 4-1-14.1

Together with Seller's ownership and rights, if any, to land lying in the bed of any street or highway, opened or proposed, adjoining the Premises to the center line thereof, including any right of Seller to any unpaid award by reason of any taking by condemnation and/or for any damage to the Premises by reason of change of grade of any street or highway. Seller shall deliver at no additional cost to Purchaser, at Closing (as hereinafter defined), or thereafter, on demand, any documents that Purchaser may reasonably require for the conveyance of such title and the assignment and collection of such award or damages.

2. **Personal Property.** ~~This sale also includes all fixtures and articles of personal property now attached or appurtenant to the Premises, unless specifically excluded below. Seller represents and warrants that at Closing they will be paid for and owned by Seller, free and clear of all liens and encumbrances, except any existing mortgage to which this sale may be subject. They include, but are not limited to, plumbing, heating, lighting and cooking fixtures, chandeliers, bathroom and kitchen cabinets and counters, mantels, door mirrors, switch plates and door hardware, venetian blinds, window treatments, shades, screens, awnings, storm windows, storm doors, window boxes, mail box, TV aerials, weather vane, flagpole, pumps, shrubbery, fencing, outdoor statuary, tool shed, dishwasher, washing machine, clothes dryer, garbage disposal unit, range, oven, built-in microwave oven, refrigerator, freezer, air conditioning equipment and installations, wall to wall carpeting and built-ins not excluded below. (*strike out inapplicable items*).~~

~~Excluded from this sale are furniture and household furnishings and~~

3. Purchase Price. The purchase price is $ 600,000.00
payable as follows:

(a) on the signing of this contract, by Purchaser's good check payable to the Escrowee (as hereinafter defined), subject to collection, the receipt of which is hereby acknowledged, to be held in escrow pursuant to paragraph 6 of this contract (the "Downpayment"): $ ~~150,000.00~~ 60,000.00

(b) by allowance for the principal amount unpaid on the existing mortgage on the date hereof, payment of which Purchaser shall assume by joinder in the deed: $

(c) by a purchase money note and mortgage from Purchaser to Seller: $ 540,000.00

(d) balance at Closing in accordance with paragraph 7: $ ~~450,000.00~~

~~**4. Existing Mortgage.** (*Delete if inapplicable*) If this sale is subject to an existing mortgage as indicated in paragraph 3(b) above:~~

~~(a) The Premises shall be conveyed subject to the continuing lien of the existing mortgage, which is presently payable, with interest at the rate of percent per annum, in monthly installments of $ which include principal, interest and escrow amounts, if any, and with any balance of principal being due and payable on~~

~~(b) To the extent that any required payments are made on the existing mortgage between the date hereof and Closing which reduce the unpaid principal amount thereof below the amount shown in paragraph 3(b), then the balance of the price payable at Closing under paragraph 3(d) shall be increased by the amount of the payments of principal. Seller represents and warrants that the amount shown in paragraph 3(b) is substantially correct and agrees that only payments required by the existing mortgage will be made between the date hereof and Closing.~~

~~(c) If there is a mortgagee escrow account, Seller shall assign it to Purchaser, if it can be assigned, and in that case Purchaser shall pay the amount in the escrow account to Seller at Closing.~~

~~(d) Seller shall deliver to Purchaser at Closing a certificate dated not more than 30 days before Closing signed by the holder of the existing mortgage, in form for recording, certifying the amount of the unpaid principal, the date to which interest has been paid and the amounts, if any, claimed to be unpaid for principal and interest, itemizing the same. Seller shall pay the fees for recording such certificate. If the holder of the existing mortgage is a bank or other institution as defined in Section 274-a of the Real Property Law it may, instead of the certificate, furnish a letter signed by a duly authorized officer, employee or agent, dated not more than 30 days before Closing, containing the same information.~~

~~(e) Seller represents and warrants that (i) Seller has delivered to Purchaser true and complete copies of the existing mortgage, the note secured thereby and any extensions and modifications thereof, (ii) the existing mortgage is not now, and at the time of Closing will not be, in default, and (iii) the existing mortgage does not contain any provision that permits the holder of the mortgage to require its immediate payment in full or to change any other term thereof by reason of the sale or conveyance of the Premises.~~

5. Purchase Money Mortgage. ~~(*Delete if inapplicable*) If there is to be a purchase money mortgage as indicated in paragraph 3(c) above:~~

~~(a) The purchase money note and mortgage shall be drawn by the attorney for Seller in the form attached or, if not, in the standard form adopted by the New York State Land Title Association. Purchaser shall pay at Closing the mortgage recording tax, recording fees and the attorney's fees in the amount of $ for its preparation.~~

~~(b) The purchase money note and mortgage shall also provide that it is subject and subordinate to the lien of the existing mortgage and any extensions, modifications, replacements or consolidations of the existing mortgage, provided that (i) the interest rate thereof shall not be greater than percent per annum and the total debt service thereunder shall not be greater than $ per annum, and (ii) if the principal amount thereof shall exceed the amount of principal owing and unpaid on the existing mortgage at the time of placing such new mortgage or consolidated mortgage, the excess be paid to the holder of such purchase money mortgage in reduction of the principal thereof. The purchase money mortgage shall also provide that such payment to the holder thereof shall not alter or affect the regular installments, if any, of principal payable thereunder and that the holder thereof will, on demand and without charge therefor, execute, acknowledge and deliver any agreement or agreements further to effectuate such subordination.~~

6. Downpayment in Escrow. (a) Seller's attorney ("Escrowee") shall hold the Downpayment in escrow in a segregated bank account at Chase Bank
Address: 411 Broadway, Monticello NY 12701
until Closing or sooner termination of this contract and shall pay over or apply the Downpayment in accordance with the terms of this paragraph. Escrowee shall hold the Downpayment in a(n) non- interest-bearing account for the benefit of the parties. If interest is held for the benefit of the parties, it shall be paid to the party entitled to the Downpayment and the party receiving the interest shall pay any income taxes thereon. If interest is not held for the benefit of the parties, the Downpayment shall be placed in an IOLA account or as otherwise permitted or required by law. The Social Security or Federal Identification numbers of the parties shall be furnished to Escrowee upon request. At Closing, the Downpayment shall be paid by Escrowee to Seller. If for any reason Closing does not occur and either party gives Notice (as defined in paragraph 25) to Escrowee demanding payment of the Downpayment, Escrowee shall give prompt Notice to the other party of such demand. If Escrowee does not receive Notice of

objection from such other party to the proposed payment within 10 business days after the giving of such Notice, Escrowee is hereby authorized and directed to make such payment. If Escrowee does receive such Notice of objection within such 10 day period or if for any other reason Escrowee in good faith shall elect not to make such payment, Escrowee shall continue to hold such amount until otherwise directed by Notice from the parties to this contract or a final, nonappealable judgment, order or decree of a court. However, Escrowee shall have the right at any time to deposit the Downpayment and the interest thereon with the clerk of a court in the county in which the Premises are located and shall give Notice of such deposit to Seller and Purchaser. Upon such deposit or other disbursement in accordance with the terms of this paragraph, Escrowee shall be relieved and discharged of all further obligations and responsibilities hereunder.

(b) The parties acknowledge that, Escrowee is acting solely as a stakeholder at their request and for their convenience and that Escrowee shall not be liable to either party for any act or omission on its part unless taken or suffered in bad faith or in willful disregard of this contract or involving gross negligence on the part of Escrowee. Seller and Purchaser jointly and severally (with right of contribution) agree to defend (by attorneys selected by Escrowee), indemnify and hold Escrowee harmless from and against all costs, claims and expenses (including reasonable attorneys' fees) incurred in connection with the performance of Escrowee's duties hereunder, except with respect to actions or omissions taken or suffered by Escrowee in bad faith or in willful disregard of this contract or involving gross negligence on the part of Escrowee.

(c) Escrowee may act or refrain from acting in respect of any matter referred to herein in full reliance upon and with the advice of counsel which may be selected by it (including any member of its firm) and shall be fully protected in so acting or refraining from acting upon the advice of such counsel.

(d) Escrowee acknowledges receipt of the Downpayment by check subject to collection and Escrowee's agreement to the provisions of this paragraph by signing in the place indicated on the signature page of this contract.

(e) Escrowee or any member of its firm shall be permitted to act as counsel for Seller in any dispute as to the disbursement of the Downpayment or any other dispute between the parties whether or not Escrowee is in possession of the Downpayment and continues to act as Escrowee.

(f) The party whose attorney is Escrowee shall be liable for loss of the Downpayment.

7. **Acceptable Funds.** All money payable under this contract, unless otherwise specified, shall be paid by:

(a) Cash, but not over $1,000.00;

(b) Good certified check of Purchaser drawn on or official check issued by any bank, savings bank, trust company or savings and loan association having a banking office in the State of New York, unendorsed and payable to the order of Seller, or as Seller may otherwise direct upon reasonable prior notice (by telephone or otherwise) to Purchaser;

(c) As to money other than the purchase price payable to Seller at Closing, uncertified check of Purchaser up to the amount of $ 1,000.00 ; and

(d) As otherwise agreed to in writing by Seller or Seller's attorney.

8. Mortgage Commitment Contingency. ~~*(Delete paragraph if inapplicable. For explanation, see Notes on Mortgage Commitment Contingency Clause.)*~~

(a) The obligation of Purchaser to purchase under this contract is conditioned upon issuance, on or before 60 days after a fully executed copy of this contract is given to Purchaser or Purchaser's attorney in the manner set forth in paragraph 25 or subparagraph 8(j) (the "Commitment Date"), of a written commitment from an Institutional Lender pursuant to which such Institutional Lender agrees to make a first mortgage loan, other than a VA, FHA or other governmentally insured loan, to Purchaser, at Purchaser's sole cost and expense, of $ 450,000.00 for a term of at least 30 years (or such lesser sum or shorter term as Purchaser shall be willing to accept) at the prevailing fixed or adjustable rate of interest and on other customary commitment terms (the "Commitment"). To the extent a Commitment is conditioned on the sale of Purchaser's current home, payment of any outstanding debt, no material adverse change in Purchaser's financial condition or any other customary conditions, Purchaser accepts the risk that such conditions may not be met; however, a commitment conditioned on the Institutional Lender's approval of an appraisal shall not be deemed a "Commitment" hereunder until an appraisal is approved (and if that does not occur before the Commitment Date, Purchaser may cancel under subparagraph 8(e) unless the Commitment Date is extended). Purchaser's obligations hereunder are conditioned only on issuance of a Commitment. Once a Commitment is issued, Purchaser is bound under this contract even if the lender fails or refuses to fund the loan for any reason.

(b) Purchaser shall (i) make prompt application to one or, at Purchaser's election, more than one Institutional Lender for such mortgage loan, (ii) furnish accurate and complete information regarding Purchaser and members of Purchaser's family, as required, (iii) pay all fees, points and charges required in connection with such application and loan, (iv) pursue such application with diligence, and (v) cooperate in good faith with such Institutional Lender(s) to obtain a Commitment. Purchaser shall accept a Commitment meeting the terms set forth in subparagraph 8(a) and shall comply with all requirements of such Commitment (or any other commitment accepted by Purchaser). Purchaser shall furnish Seller with a copy of the Commitment promptly after receipt thereof.

(c) ~~*(Delete this subparagraph if inapplicable)* Prompt submission by Purchaser of an application to a mortgage broker registered pursuant to Article 12-D of the New York Banking Law ("Mortgage Broker") shall constitute full compliance with the~~

terms and conditions set forth in subparagraph 8(b)(i), provided that such Mortgage Broker promptly submits such application to such Institutional Lender(s). Purchaser shall cooperate in good faith with such Mortgage Broker to obtain a Commitment from such Institutional Lender(s).

(d) If all Institutional Lenders to whom applications were made deny such applications in writing prior to the Commitment Date, Purchaser may cancel this contract by giving Notice thereof to Seller, with a copy of such denials, provided that Purchaser has complied with all its obligations under this paragraph 8.

(e) If no Commitment is issued by the Institutional Lender on or before the Commitment Date, then, unless Purchaser has accepted a written commitment from an Institutional Lender that does not conform to the terms set forth in subparagraph 8(a), Purchaser may cancel this contract by giving Notice to Seller within 5 business days after the Commitment Date, provided that such Notice includes the name and address of the Institutional Lender(s) to whom application was made and that Purchaser has complied with all its obligations under this paragraph 8.

(f) If this contract is canceled by Purchaser pursuant to subparagraphs 8(d) or (e), neither party shall thereafter have any further rights against, or obligations or liabilities to, the other by reason of this contract, except that the Downpayment shall be promptly refunded to Purchaser and except as set forth in paragraph 27.

(g) If Purchaser fails to give timely Notice of cancellation or if Purchaser accepts a written commitment from an Institutional Lender that does not conform to the terms set forth in subparagraph 8(a), then Purchaser shall be deemed to have waived Purchaser's right to cancel this contract and to receive a refund of the Downpayment by reason of the contingency contained in this paragraph 8.

(h) If Seller has not received a copy of a commitment from an Institutional Lender accepted by Purchaser by the Commitment Date, Seller may cancel this contract by giving Notice to Purchaser within 5 business days after the Commitment Date, which cancellation shall become effective unless Purchaser delivers a copy of such commitment to Seller within 10 business days after the Commitment Date. After such cancellation neither party shall have any further rights against, or obligations or liabilities to, the other by reason of this contract, except that the Downpayment shall be promptly refunded to Purchaser (provided Purchaser has complied with all its obligations under this paragraph 8) and except as set forth in paragraph 27.

(i) For purposes of this contract, the term "Institutional Lender" shall mean any bank, savings bank, private banker, trust company, savings and loan association, credit union or similar banking institution whether organized under the laws of this state, the United States or any other state; foreign banking corporation licensed by the Superintendent of Banks of New York or regulated by the Comptroller of the Currency to transact business in New York State; insurance company duly organized or licensed to do business in New York State; mortgage banker licensed pursuant to Article 12-D of the Banking Law; and any instrumentality created by the United States or any state with the power to make mortgage loans.

(j) For purposes of subparagraph 8(a), Purchaser shall be deemed to have been given a fully executed copy of this contract on the third business day following the date of ordinary or regular mailing, postage prepaid.

9. **Permitted Exceptions.** The Premises are sold and shall be conveyed subject to:

(a) Zoning and subdivision laws and regulations, and landmark, historic or wetlands designation, provided that they are not violated by the existing buildings and improvements erected on the property or their use;

(b) Consents for the erection of any structures on, under or above any streets on which the Premises abut;

(c) Encroachments of stoops, areas, cellar steps, trim and cornices, if any, upon any street or highway;

(d) Real estate taxes that are a lien, but are not yet due and payable; and

(e) The other matters, if any, including a survey exception, set forth in a Rider attached.

10. **Governmental Violations and Orders.** (a) Seller shall comply with all notes or notices of violations of law or municipal ordinances, orders or requirements noted or issued as of the date hereof by any governmental department having authority as to lands, housing, buildings, fire, health, environmental and labor conditions affecting the Premises. The Premises shall be conveyed free of them at Closing. Seller shall furnish Purchaser with any authorizations necessary to make the searches that could disclose these matters.

(b) *(Delete if inapplicable)* All obligations affecting the Premises pursuant to the Administrative Code of the City of New York incurred prior to Closing and payable in money shall be discharged by Seller at or prior to Closing.

11. **Seller's Representations.** (a) Seller represents and warrants to Purchaser that:

(i) The Premises abut or have a right of access to a public road;

(ii) Seller is the sole owner of the Premises and has the full right, power and authority to sell, convey and transfer the same in accordance with the terms of this contract;

(iii) Seller is not a "foreign person," as that term is defined for purposes of the Foreign Investment in Real Property Tax Act, Internal Revenue Code ("IRC") Section 1445, as amended, and the regulations promulgated thereunder (collectively "FIRPTA");

(iv) The Premises are not affected by any exemptions or abatements of taxes; and

(v) Seller has been known by no other name for the past ten years, except

(b) Seller covenants and warrants that all of the representations and warranties set forth in this contract shall be true and correct at Closing.

(c) Except as otherwise expressly set forth in this contract, none of Seller's covenants, representations, warranties or other obligations contained in this contract shall survive Closing.

12. Condition of Property. Purchaser acknowledges and represents that Purchaser is fully aware of the physical condition and state of repair of the Premises and of all other property included in this sale, based on Purchaser's own inspection and investigation thereof, and that Purchaser is entering into this contract based solely upon such inspection and investigation and not upon any information, data, statements or representations, written or oral, as to the physical condition, state of repair, use, cost of operation or any other matter related to the Premises or the other property included in the sale, given or made by Seller or its representatives, and shall accept the same "as is" in their present condition and state of repair, subject to reasonable use, wear, tear and natural deterioration between the date hereof and the date of closing (except as otherwise set forth in paragraph 16(e)), without any reduction in the purchase price or claim of any kind for any change in such condition by reason thereof subsequent to the date of this contract. Purchaser and its authorized representatives shall have the right, at reasonable times and upon reasonable notice (by telephone or otherwise) to Seller, to inspect the Premises before Closing.

13. Insurable Title. Seller shall give and Purchaser shall accept such title as any reputable NYS title insurance company shall be willing to approve and insure in accordance with its standard form of title policy approved by the New York State Insurance Department, subject only to the matters provided for in this contract.

14. Closing, Deed and Title. (a) "Closing" means the settlement of the obligations of Seller and Purchaser to each other under this contract, including the payment of the purchase price to Seller, and the delivery to Purchaser of a Bargain and sale deed in proper statutory short form for record, duly executed and acknowledged, so as to convey to Purchaser fee simple title to the Premises, free of all encumbrances, except as otherwise herein stated. The deed shall contain a covenant by Seller as required by subd. 5 of Section 13 of the Lien Law.

(b) If Seller is a corporation, it shall deliver to Purchaser at the time of Closing (i) a resolution of its Board of Directors authorizing the sale and delivery of the deed, and (ii) a certificate by the Secretary or Assistant Secretary of the corporation certifying such resolution and setting forth facts showing that the transfer is in conformity with the requirements of Section 909 of the Business Corporation Law. The deed in such case shall contain a recital sufficient to establish compliance with that Section.

15. Closing Date and Place. Closing shall take place at the office of Steven N. Mogel, Attorney at Law 457 Broadway, STE 16A, Monticello NY 12701 at 10:00 AM o'clock on May 18, 2015 or, upon reasonable notice (by telephone or otherwise) by Purchaser, at the office of Purchaser's lender or purchaser's lender's attorney.

16. Conditions to Closing. This contract and Purchaser's obligation to purchase the Premises are also subject to and conditioned upon the fulfillment of the following conditions precedent:

(a) The accuracy, as of the date of Closing, of the representations and warranties of Seller made in this contract.

(b) ~~The delivery by Seller to Purchaser of a valid and subsisting Certificate of Occupancy or other required certificate of compliance, or evidence that none was required, covering the building(s) and all of the other improvements located on the property authorizing their use as a family dwelling at the date of Closing.~~

(c) The delivery by Seller to Purchaser of a certificate stating that Seller is not a foreign person, which certificate shall be in the form then required by FIRPTA, or a withholding certificate from the I.R.S. If Seller fails to deliver the aforesaid certificate or if Purchaser is not entitled under FIRPTA to rely on such certificate, Purchaser shall deduct and withhold from the purchase price a sum equal to 10% thereof (or any lesser amount permitted by law) and shall at Closing remit the withheld amount with the required forms to the Internal Revenue Service.

(d) ~~The delivery of the Premises and all buildings(s) and improvements comprising a part thereof in broom clean condition, vacant and free of leases or tenancies, together with keys to the Premises.~~

(e) ~~All plumbing (including water supply and septic systems, if any), heating and air conditioning, if any, electrical and mechanical systems, equipment and machinery in the buildings(s) located on the property and all appliances which are included in this sale being in working order as of the date of Closing.~~

(f) ~~If the Premises are a one or two family house, delivery by the parties at Closing of affidavits in compliance with state and local law requirements to the effect that there is installed in the Premises a smoke detecting alarm device or devices.~~

(g) The delivery by the parties of any other affidavits required as a condition of recording the deed.

17. Deed Transfer and Recording Taxes. At Closing, certified or official bank checks payable to the order of the appropriate

State, City or County officer in the amount of any applicable transfer and/or recording tax payable by reason of the delivery or recording of the deed or mortgage, if any, shall be delivered by the party required by law or by this contract to pay such transfer and/or recording tax, together with any required tax returns duly executed and sworn to, and such party shall cause any such checks and returns to be delivered to the appropriate officer promptly after Closing. The obligation to pay any additional tax or deficiency and any interest or penalties thereon shall survive Closing.

18. Apportionments and Other Adjustments; Water Meter and Installment Assessments. (a) To the extent applicable, the following shall be apportioned as of midnight of the day before the day of Closing:

(i) taxes, ~~water charges and sewer rents~~, on the basis of the fiscal period for which assessed; ~~(ii) fuel; (iii) interest on the existing mortgage; (iv) premiums on existing transferable insurance policies and renewals of those expiring prior to Closing; (v) vault charges; (vi) rents as and when collected.~~

(b) If Closing shall occur before a new tax rate is fixed, the apportionment of taxes shall be upon the basis of the tax rate for the immediately preceding fiscal period applied to the latest assessed valuation.

(c) ~~If there is a water meter on the Premises, Seller shall furnish a reading to a date not more than 30 days before Closing and the unfixed meter charge and sewer rent, if any, shall be apportioned on the basis of such last reading.~~

(d) If at the date of Closing the premises are affected by an assessment which is or may become payable in annual installments, and the first installment is then a lien, or has been paid, then for the purposes of this contract all the unpaid installments shall be considered due and shall be paid by Seller at or prior to Closing.

(e) Any errors or omissions in computing apportionments or other adjustments at Closing shall be corrected within a reasonable time following Closing. This subparagraph shall survive Closing.

19. Allowance for Unpaid Taxes, etc. Seller has the option to credit Purchaser as an adjustment to the purchase price with the amount of any unpaid taxes, assessments, water charges and sewer rents, together with any interest and penalties thereon to a date not less than five business days after Closing, provided that official bills therefor computed to said date are produced at Closing.

20. Use of Purchase Price to Remove Encumbrances. If at Closing there are other liens or encumbrances that Seller is obligated to pay or discharge, Seller may use any portion of the cash balance of the purchase price to pay or discharge them, provided Seller shall simultaneously deliver to Purchaser at Closing instruments in recordable form and sufficient to satisfy such liens or encumbrances of record, together with the cost of recording or filing said instruments. As an alternative Seller may deposit sufficient moneys with the title insurance company employed by Purchaser acceptable to and required by it to assure their discharge, but only if the title insurance company will insure Purchaser's title clear of the matters or insure against their enforcement out of the Premises and will insure Purchaser's Institutional Lender clear of such matters. Upon reasonable prior notice (by telephone or otherwise), Purchaser shall provide separate certified or official bank checks as requested to assist in clearing up these matters.

21. Title Examination; Seller's Inability to Convey; Limitations of Liability. (a) Purchaser shall order an examination of title in respect of the Premises from a title company licensed or authorized to issue title insurance by the New York State Insurance Department or any agent for such title company promptly after the execution of this contract or, if this contract is subject to the mortgage contingency set forth in paragraph 8, after a mortgage commitment has been accepted by Purchaser. Purchaser shall cause a copy of the title report and of any additions thereto to be delivered to the attorney(s) for Seller promptly after receipt thereof.

(b)(i)If at the date of Closing Seller is unable to transfer title to Purchaser in accordance with this contract, or Purchaser has other valid grounds for refusing to close, whether by reason of liens, encumbrances or other objections to title or otherwise (herein collectively called "Defects"), other than those subject to which Purchaser is obligated to accept title hereunder or which Purchaser may have waived and other than those which Seller has herein expressly agreed to remove, remedy or discharge and if Purchaser shall be unwilling to waive the same and to close title without abatement of the purchase price, then, except as hereinafter set forth, Seller shall have the right, at Seller's sole election, either to take such action as Seller may deem advisable to remove, remedy, discharge or comply with such Defects or to cancel this contract; (ii) if Seller elects to take action to remove, remedy or comply with such Defects, Seller shall be entitled from time to time, upon Notice to Purchaser, to adjourn the date for Closing hereunder for a period or periods not exceeding 60 days in the aggregate (but not extending beyond the date upon which Purchaser's mortgage commitment, if any, shall expire), and the date for Closing shall be adjourned to a date specified by Seller not beyond such period. If for any reason whatsoever, Seller shall not have succeeded in removing, remedying or complying with such Defects at the expiration of such adjournment(s), and if Purchaser shall still be unwilling to waive the same and to close title without abatement of the purchase price, then either party may cancel this contract by Notice to the other given within 10 days after such adjourned date; (iii) notwithstanding the foregoing, the existing mortgage (unless this sale is subject to the same) and any matter created by Seller after the date hereof shall be released, discharged or otherwise cured by Seller at or prior to Closing.

(c) If this contract is cancelled pursuant to its terms, other than as a result of Purchaser's default, this contract shall terminate and come to an end, and neither party shall have any further rights, obligations or liabilities against or to the other hereunder or otherwise, except that: (i) Seller shall promptly refund or cause the Escrowee to refund the Downpayment to Purchaser and, unless

cancelled as a result of Purchaser's default or pursuant to paragraph 8, to reimburse Purchaser for the net cost of examination of title, including any appropriate additional charges related thereto, and the net cost, if actually paid or incurred by Purchaser, for updating the existing survey of the Premises or of a new survey, and (ii) the obligations under paragraph 27 shall survive the termination of this contract.

22. Affidavit as to Judgments, Bankruptcies, etc. If a title examination discloses judgments, bankruptcies or other returns against persons having names the same as or similar to that of Seller, Seller shall deliver an affidavit at Closing showing that they are not against Seller.

23. Defaults and Remedies. (a) If Purchaser defaults hereunder, Seller's sole remedy shall be to receive and retain the Downpayment as liquidated damages, it being agreed that Seller's damages in case of Purchaser's default might be impossible to ascertain and that the Downpayment constitutes a fair and reasonable amount of damages under the circumstances and is not a penalty.

(b) If Seller defaults hereunder, Purchaser shall have such remedies as Purchaser shall be entitled to at law or in equity, including, but not limited to, specific performance.

24. Purchaser's Lien. All money paid on account of this contract, and the reasonable expenses of examination of title to the Premises and of any survey and survey inspection charges, are hereby made liens on the Premises, but such liens shall not continue after default by Purchaser under this contract.

25. Notices. Any notice or other communication ("Notice") shall be in writing and either (a) sent by either of the parties hereto or by their respective attorneys who are hereby authorized to do so on their behalf or by the Escrowee, by registered or certified mail, postage prepaid, or

(b) delivered in person or by overnight courier, with receipt acknowledged, to the respective addresses given in this contract for the party and the Escrowee, to whom the Notice is to be given, or to such other address as such party or Escrowee shall hereafter designate by Notice given to the other party or parties and the Escrowee pursuant to this paragraph. Each Notice mailed shall be deemed given on the third business day following the date of mailing the same, except that any notice to Escrowee shall be deemed given only upon receipt by Escrowee and each Notice delivered in person or by overnight courier shall be deemed given when delivered, or

(c) with respect to ¶7(b) or ¶20, sent by fax to the party's attorney. Each Notice by fax shall be deemed given when transmission is confirmed by the sender's fax machine. A copy of each Notice sent to a party shall also be sent to the party's attorney. The attorneys for the parties are hereby authorized to give and receive on behalf of their clients all Notices and deliveries. This contract may be delivered as provided above or by ordinary mail.

26. No Assignment. This contract may not be assigned by Purchaser without the prior written consent of Seller in each instance and any purported assignment(s) made without such consent shall be void.

27. Broker. Seller and Purchaser each represents and warrants to the other that it has not dealt with any real estate broker in connection with this sale other than Peter Feinberg, Berkshire Hathaway Peters Realty

("Broker") and Seller shall pay Broker any commission earned pursuant to a separate agreement between Seller and Broker. Seller and Purchaser shall indemnify and defend each other against any costs, claims and expenses, including reasonable attorneys' fees, arising out of the breach on their respective parts of any representation or agreement contained in this paragraph. The provisions of this paragraph shall survive Closing or, if Closing does not occur, the termination of this contract.

28. Miscellaneous. (a) All prior understandings, agreements, representations and warranties, oral or written, between Seller and Purchaser are merged in this contract; it completely expresses their full agreement and has been entered into after full investigation, neither party relying upon any statement made by anyone else that is not set forth in this contract.

(b) Neither this contract nor any provision thereof may be waived, changed or cancelled except in writing. This contract shall also apply to and bind the heirs, distributees, legal representatives, successors and permitted assigns of the respective parties. The parties hereby authorize their respective attorneys to agree in writing to any changes in dates and time periods provided for in this contract.

(c) Any singular word or term herein shall also be read as in the plural and the neuter shall include the masculine and feminine gender, whenever the sense of this contract may require it.

(d) The captions in this contract are for convenience of reference only and in no way define, limit or describe the scope of this contract and shall not be considered in the interpretation of this contract or any provision hereof.

(e) This contract shall not be binding or effective until duly executed and delivered by Seller and Purchaser.

(f) Seller and Purchaser shall comply with IRC reporting requirements, if applicable. This subparagraph shall survive

(g) Each party shall, at any time and from time to time, execute, acknowledge where appropriate and deliver such fur instruments and documents and take such other action as may be reasonably requested by the other in order to carry out the and purpose of this contract. This subparagraph shall survive Closing.

(h) This contract is intended for the exclusive benefit of the parties hereto and, except as otherwise expressly provided shall not be for the benefit of, and shall not create any rights in, or be enforceable by, any other person or entity.

(i) If applicable, the complete and fully executed disclosure of information on **lead-based paint** and/or lead-based pai hazards is attached hereto and made a part hereof.

IN WITNESS WHEREOF, this contract has been duly executed by the parties hereto.

BB Development XXVIII LLC **Seller** **Brian Nagorsky** **Authorized Representative** *Social Security No./Fed. I.D. No.*	**Purchaser** [redacted] *Social Security No./Fed. I.D. No.*
12/2/15 **Seller** *Social Security No./Fed. I.D. No.*	**Purchaser** *Social Security No./Fed. I.D. No.*

Attorney for Seller: Steven N. Mogel, Esq.
Address: 457 Broadway, STE 16A
Monticello, NY 12701
Tel.: 845-791-4303 Fax: 845-796-3223

Attorney for Purchaser: Karl Bressler, Esq.
Address: 62 Main Street, Livingston Manor,
Tel.: 845-439-6049 Fax: 845-439-6052

Receipt of the Downpayment is acknowledged and the undersigned agrees to act in accordance with the provisions of parag

Steven N. Mogel, Esq.

RIDER

1. Incorporation. The terms of this Rider are hereby incorporated into that certain contract between the parties hereto (the "Contract"). In the event of any inconsistencies or conflict between the terms of this Rider and the Contract, the terms of this Rider shall control.

2. AS-IS. PURCHASER SHALL ACCEPT THE PROPERTY IN AN "AS-IS" AND "WHERE-IS" CONDITION AS OF THE CLOSING, AND PURCHASER AGREES THAT NEITHER SELLER NOR SELLER'S AFFILIATES OR THEIR RESPECTIVE MEMBERS, MANAGERS, SHAREHOLDERS, PARTNERS, OFFICERS, AGENTS, DIRECTORS, EMPLOYEES, ATTORNEYS AND CONTRACTORS (COLLECTIVELY, "SELLER RELATED PARTIES") HAVE MADE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, TO PURCHASER REGARDING THE PROPERTY, THE CONDITION OF THE PROPERTY OR THE FITNESS OF THE PROPERTY FOR ANY INTENDED OR PARTICULAR USE, ANY AND ALL SUCH REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, BEING HEREBY EXPRESSLY WAIVED BY PURCHASER AND DISCLAIMED BY SELLER.

3. RELEASE. PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY AS PURCHASER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO ALL MATTERS RELATING TO THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER, ANY SELLER RELATED PARTIES OR THIRD PARTIES REPRESENTING OR PURPORTING TO REPRESENT SELLER, WITH RESPECT THERETO. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS REGARDING THE PROPERTY MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATIONS, AND PURCHASER SHALL BE DEEMED, ON BEHALF OF ITSELF AND ON BEHALF OF ITS TRANSFEREES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, TO WAIVE, RELINQUISH, RELEASE AND FOREVER DISCHARGE SELLER AND ALL SELLER RELATED PARTIES INCLUDING, WITHOUT LIMITATION, MB FINANCIAL BANK, N.A., FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, BY REASON OF OR ARISING OUT OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, A LATENT OR PATENT CONSTRUCTION DEFECT OR OTHER PHYSICAL CONDITION (INCLUDING, WITHOUT LIMITATION, FUNGHI, MOLD OR MILDEW) WHETHER PURSUANT TO STATUTES IN EFFECT IN THE STATE WHERE THE PROPERTY IS LOCATED OR ANY OTHER FEDERAL, STATE, OR LOCAL ENVIRONMENTAL OR HEALTH AND SAFETY LAW OR REGULATION; THE EXISTENCE OF ANY HAZARDOUS MATERIALS WHATSOEVER, ON, AT, TO, IN, ABOVE, ABOUT, UNDER, FROM OR IN THE VICINITY OF THE PROPERTY; AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS WHATSOEVER REGARDING THE PROPERTY. THIS RELEASE INCLUDES CLAIMS OF WHICH PURCHASER IS PRESENTLY UNAWARE AND WHICH PURCHASER DOES

NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY PURCHASER, WOULD MATERIALLY AFFECT PURCHASER'S RELEASE OF SELLER.

For purposes hereof, "Hazardous Materials" shall mean (i) hazardous wastes, hazardous materials, hazardous substances, hazardous constituents, toxic substances or related materials, whether solids, liquids or gases, including, but not limited to, substances defined as "hazardous wastes," "hazardous materials," "hazardous substances," "toxic substances," "pollutants," "contaminants," "radioactive materials", "toxic pollutants", or other similar designations in, or otherwise subject to regulation under any federal, state or local laws, regulations, rules or ordinance now or hereafter in effect relating to environmental matters; and (ii) any other substances, constituents or wastes subject to any applicable federal, state or local law, regulation or ordinance, including any environmental law, now or hereafter in effect.

4. Waiver of Trial by Jury. IN ANY LAWSUIT OR OTHER PROCEEDING INITIATED BY PURCHASER UNDER OR WITH RESPECT TO THIS AGREEMENT, PURCHASER WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY.

5. Limitation of Remedies. Notwithstanding anything in the Contract to the contrary, Purchaser waives any right to seek, claim or obtain punitive, consequential, incidental or any other damages of any kind or to pursue specific performance. In no case shall Seller or Seller Related Parties ever be liable to Purchaser under any statutory, common law, equitable or other theory of law, either prior to or following the Closing, for any lost rents, profits, "benefit of the bargain," business opportunities or any form of consequential damage in connection with any claim, liability, demand or cause of action in any way or manner relating to the Property, the condition of the Property, this Agreement, or any transaction or matter between the parties contemplated hereunder.

6. Previous Default: Neither the Purchaser nor any of its managers or members is, has been, or is alleged or has been alleged by MB Financial Bank ("MB") to be in default of any loan obligation which is owed to MB, whether directly or indirectly, or to any of the banks acquired by and now owned by MB. Purchaser will identify all of the proposed managers and members of the Purchaser and will reaffirmed such identification at Closing.

7. Intentionally deleted.

8. Survey: Notwithstanding anything in the Contract to the contrary Seller shall not provide a plat of survey.

9. Tax Proration: Notwithstanding anything in the Contract to the contrary, non-delinquent general real estate taxes for the Property shall be prorated based on the lesser of: (i) 100% of the most recent tax bill(s) for the Property or (ii) 100% of the most recent assessed valuation for the Property multiplied by the most recent state equalization factor multiplied by the most recent ascertainable tax rate. All prorations shall be final.

10. It is expressly understood and agreed that this instrument shall not be considered an offer and shall not bind Seller in any way unless and until (a) the same is duly executed by Seller and Purchaser, (b) a fully executed copy of same is delivered by Seller to Purchaser, and (c) Purchaser has paid the Contract Deposit due hereunder to Escrowee.

11. The attorney for the Seller(s) may retain the sum of $250.00 from the contract down payment for their services in the preparation of this agreement in the event that this conveyance fails to occur for any reason, except for Seller's default.

12. This contract of sale is expressly conditioned and subject to all of the terms, conditions, rights, and interests set forth and established in a certain agreement between Leisure Time Spring Water, Inc. (Leisure Time), a New York Corporation, Alpine Farms, Inc. (Alpine), a New York Corporation, and Andrew J. Krieger and Suri Levow Krieger dated November 1, 1995, as modified by an Agreement of Modification between Leisure Time and Alpine dated April 25, 2000, which ageement provides, inter alia, Leisure Time the sole and exclusive right to draw water and use the artesian springs, water supply and existing facility upon Town of Callicoon SBL No. 4-1-14.1 and which further provides, pursuant to ¶13 thereof, Leisure Time an option of first refusal in the event that the owner of the aforesaid real property contracts to sell same.

This contract of sale is specifically and expressly conditioned upon the right of first refusal of Leisure Time as set forth in the agreement(s) above.

PURCHASER:

[signature]

By: Heather Tilton

Its:

Date: 11/25/2015

SELLER:

BB Development XXVIII LLC

By: [signature] Brian Nagorsky

Its: Authorized Representative

Date: 12/2/15

Property Address: Shandalee Road, Livingston Manor
SBL: 4-1-11.1 and 4.-1-14.1

PURCHASERS' RIDER TO CONTRACT OF SALE

R1. In the event any inconsistency or conflict between the terms and provisions of this Rider and those contained in the Contract of Sale ("the Contract") to which this Rider is annexed, the terms and provisions of this Rider shall govern and be binding.

R2. Sellers represent and covenant, that:

To Seller's knowledge, there are no actions pending against the Seller in any court of competent jurisdiction affecting, or which could affect, the Premises being transferred under the Contract, nor is there any pending or threatened condemnation or similar proceedings or assessments affecting said Premises or any part thereof, nor to Sellers' knowledge and belief is any such proceeding or assessment contemplated by any governmental authority. Sellers have, to the best of their knowledge, complied with all applicable laws, rules, ordinances, regulations, statues and restrictions relating to the Premises being conveyed hereunder.

R3. Notwithstanding anything to the contrary contained elsewhere in this Contract, Purchaser shall not be obligated to complete this transaction if there are any existing easements, covenants and/or restrictions of record, including the "'Subject to' Provisions" in the Contract, which: (a) render title unmarketable or uninsurable; (b) are violated by existing structures or uses; (c) contain options or repurchase rights, **except for the right of first refusal held by Leisure Time Spring Water, Inc. (Leisure Time), and if Leisure Time exercises its right of first refusal, this contract shall de deemed null and void and the Purchaser's contract down payment shall be returned** ; (d) require any affirmative acts or monetary payments on the part of the owner of the subject Premises; (e) reserve mineral, mining, or other rights, **except for the right to draw water by Leisure Time**, or (g) interfere unreasonably with the use of the premises for residential purposes, except it is understood that the rights of utilities to maintain existing visible poles, lines and wires on the premises, and lines over or above ground servicing the premises to be conveyed, and water pipes and sewer lines servicing said Premises to be conveyed, shall not be a grounds or objection to marketability, provided the existence of said lines, wires, etc., does not prevent the current use of the Premises nor disturb the existing dwelling and structures;

R4. Each of the representations and covenants made herein by the Seller shall be true and correct on and as of the date of Closing, as though such representations and covenants were made again and as of such time. Purchaser shall have the right, upon reasonable advance notice to Seller, to inspect the Premises prior to Closing.

Seller: Purchaser:

Brian Nagorsky

Authorized Representative

BB Development XXVIII LLC Heather Tilton

PURCHASERS' SECOND RIDER TO CONTRACT OF SALE

R1. In the event any inconsistency or conflict between the terms and provisions of this Rider and those contained in the Contract of Sale ("the Contract") to which this Rider is annexed, the terms and provisions of this Rider shall govern and be binding.

R2. **Electronic Signatures and Delivery. The exchange of copies of this Contract and of signature pages by facsimile transmission (whether directly from one facsimile device to another by means of a dial-up connection or whether mediated by the worldwide web), by electronic mail in "portable document format" (".pdf") form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.**

Seller:

______________________ Brian Nagorsky

BB Development XXVIII

Authorized Representative

Purchaser:

____

Heather Tilton